                                                                                                                           EXHIBIT 99.1

                                                         LETTER OF TRANSMITTAL

                                                        To Tender For Exchange
                                                 10.63% Senior Secured Notes Due 2008
                                                                  of

                                                      O'SULLIVAN INDUSTRIES, INC.
                                                Pursuant to the Prospectus dated , 2003

        The Exchange Offer and Withdrawal Rights will expire at 5:00 p.m., New York City time, on , 2004, unless extended (the
                                                          "Expiration Date").

                                            Please Read Carefully the Attached Instructions

         If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to the
Exchange Agent:

                                                         THE BANK OF NEW YORK

                                               Facsimile Transmissions :          By Registered or Certified Mail:
                                             (Eligible Institutions Only)               The Bank of New York
      Corporate Trust Operations                    (212) 298-1915                   Corporate Trust Operations
          Reorganization Unit                                                            Reorganization Unit
            Attention: [__]                                                          101 Barclay Street, 7 East
                                                                                          New York NY 10286

                                            To Confirm by Telephone or for
                                                   Information Call:
                                                          [ ]

         Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THAT LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL  INFORMATION,  YOU MAY CONTACT THE EXCHANGE AGENT
BY TELEPHONE AT [__] OR BY FACSIMILE AT (212) 298-1915.

         The undersigned  hereby  acknowledges  receipt of the Prospectus  dated , 2003 (the  "Prospectus")  of O'Sullivan  Industries,
Inc., a Delaware corporation,  (the "Issuer"),  and this Letter of Transmittal (the "Letter of Transmittal"),  that together constitute the Issuer's  offer (the  "Exchange  Offer") to exchange  $1,000  principal  amount of its 10.63%  Senior  Secured  Notes due 2008 (the
"Exchange  Notes"),  which have been  registered  under the Securities Act of 1933, as amended (the  "Securities  Act"),  pursuant to a registration  statement,  for each $1,000  principal  amount of its  outstanding  10.63% Senior  Secured Notes due 2008 (the  "Existing
Notes"), of which $100,000,000 in aggregate  principal amount is issued and outstanding.  Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         The undersigned  hereby tenders the Existing Notes described in Box 1 below (the "Tendered  Notes")  pursuant to the terms and conditions  described in the Prospectus and this Letter of  Transmittal.  The  undersigned is the registered  owner of all the Tendered
Notes and the  undersigned  represents  that it has received  from each  beneficial  owner of the Tendered  Notes (each as  "Beneficial
Owner" and  collectively  the  "Beneficial  Owners") a duly  completed and executed form of  "Instruction  to Registered  Holder and/or
Book-Entry Transfer Facility  Participant from Beneficial Owner"  accompanying this Letter of Transmittal,  instructing the undersigned to take the action described in this Letter of Transmittal.

         Subject to, and  effective  upon,  the  acceptance  for exchange of the Tendered  Notes,  the  undersigned  hereby  exchanges, assigns, and transfers to, or upon the order of, the Issuer, all right, title, and interest in, to, and under the Tendered Notes.

         Please issue the Exchange Notes exchanged for Tendered Notes in the name(s) of the  undersigned.  Similarly,  unless otherwise indicated  under  "Special  Delivery  Instructions"  below (Box 3), please send or cause to be sent the  certificates  for the Exchange
Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box–1.

         The  undersigned  hereby  irrevocably  constitutes  and  appoints  the  Exchange  Agent  as the  true  and  lawful  agent  and attorney-in-fact  of the undersigned with respect to the Tendered Notes, with full power of substitution  (such power of attorney being deemed to be an  irrevocable  power coupled with an interest),  to (i) deliver the Tendered  Notes to the Issuer or cause  ownership of the Tendered  Notes to be  transferred  to, or upon the order of, the Issuer,  on the books of the registrar for the Existing Notes and deliver all  accompanying  evidences  of transfer  and  authenticity  to, or upon the order of, the Issuer upon receipt by the Exchange
Agent,  as the  undersigned's  agent,  of the Exchange Notes to which the  undersigned is entitled upon acceptance by the Issuer of the
Tendered  Notes  pursuant to the  Exchange  Offer,  and (ii)  receive all benefits  and  otherwise  exercise  all rights of  beneficial ownership of the Tendered Notes, all in accordance with the terms of the Exchange Offer.

         The  undersigned  understands  that tenders of Existing  Notes  pursuant to the  procedures  described  under the caption "the
Exchange Offer" in the Prospectus and in the instructions  hereto will constitute a binding  agreement  between the undersigned and the
Issuer upon the terms and subject to the conditions of the Exchange  Offer,  subject only to withdrawal of such tenders on the terms in the Prospectus  under the caption  "Exchange  Offer--Withdrawal  of Tenders." All authority  herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial  Owner(s),  and every  obligation of the undersigned or any
Beneficial  Owners  hereunder  shall be binding upon the heirs,  representatives,  successors,  and assigns of the undersigned and such
Beneficial Owner(s).

         The  undersigned  hereby  represents  and warrants  that the  undersigned  has full power and  authority to tender,  exchange, assign,  and transfer the Tendered Notes and that the Issuer will acquire good and  unencumbered  title thereto,  free and clear of all liens,  restrictions,  charges,  encumbrances,  and adverse claims when the Tendered  Notes are acquired by the Issuer as  contemplated herein.  The  undersigned  and each  Beneficial  Owner will,  upon request,  execute and deliver any  additional  documents  reasonably requested by the Issuer or the Exchange  Agent as necessary or desirable to complete and give effect to the  transactions  contemplated hereby.

         The undersigned hereby represents and warrants that the information in Box 2 is true and correct.

         By accepting the Exchange  Offer,  the undersigned  hereby  represents and warrants that (i) the Exchange Notes to be acquired by the  undersigned  and any Beneficial  Owner(s) in connection  with the Exchange Offer are being acquired by the  undersigned and any
Beneficial  Owner(s) in the ordinary course of business of the undersigned and any Beneficial  Owner(s),  (ii) the undersigned and each
Beneficial  Owner are not  participating,  do not intend to participate,  and have no arrangement or  understanding  with any person to participate,  in the  distribution  of the  Exchange  Notes,  (iii)  except as otherwise  disclosed  in writing  herewith,  neither the undersigned nor any Beneficial  Owner is an  "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer,  and (iv) the undersigned and each Beneficial Owner  acknowledge and agree that any person  participating in the Exchange Offer with the intention or for the purpose of  distributing  the Exchange Notes must comply with the  registration  and prospectus  delivery  requirements  of the
Securities  Act of 1933, as amended  (together  with the rules and  regulations  promulgated  thereunder,  the  "Securities  Act"),  in connection  with a secondary  resale of the Exchange  Notes acquired by such person and cannot rely on the position of the Staff of the
Securities  and Exchange  Commission  (the  "Commission")  described in the no-action  letters that are discussed in the section of the
Prospectus  entitled "The Exchange  Offer." In addition,  by accepting the Exchange Offer,  the  undersigned  hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Existing Notes is a Participating  Broker-Dealer,  such  Participating
Broker-Dealer  acquired the Existing Notes for its own account as a result of market-making  activities or other trading activities and has not entered into any  arrangement or  understanding  with the Issuer or any affiliate of the Issuer (within the meaning of Rule 405 under the  Securities  Act) to distribute  the Exchange  Notes to be received in the Exchange  Offer,  and (ii)  acknowledges  that, by receiving  Exchange  Notes for its own account in exchange for Existing  Notes,  where such Existing Notes were acquired as a result of market-making  activities  or other  trading  activities,  such  Participating  Broker-Dealer  will  deliver a  prospectus  meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes.

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             CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED HEREWITH.
             CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY
             DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (Box–4).
             CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED
             BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER"
             BELOW (Box 5).
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                                             PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                                                 CAREFULLY BEFORE COMPLETING THE BOXES

                                                                 BOX 1

                                                DESCRIPTION OF EXISTING NOTES TENDERED
                                            (Attach Additional Signed Pages, If Necessary)

------------------------------------------------------- -------------------- --------------------- -------------------

 Names and Address(es) of Registered Note Holder(s),        Certificate      Aggregate Principal       Aggregate
    Exactly as Name(s) Appear(s) on Existing Note          Number(s) of       Amount Represented    Principal Amount
                    Certificate(s)                        Existing Notes*             by               Tendered**
              (Please Fill In, If Blank)                                        Certificate(s)
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                                                        Total
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   *   Need not be completed by persons tendering by book-entry transfer.

   **  The minimum permitted tender is $1,000 in principal amount of Existing Notes.  All other tenders must be in integral multiples of $1,000 of principal amount.  Unless otherwise indicated in this column, the principal amount of all Existing Note Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered.  See Instruction 4.
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                                                        BOX 2

                                                 BENEFICIAL OWNER(S)

                                        State of Principal Residence of Each
                                         Beneficial Owner of Tendered Notes

                                         Principal Amount of Tendered Notes
                                        Held for Account of Beneficial Owner

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                                                                 BOX 3
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                                                    SPECIAL DELIVERY INSTRUCTION'S
                                                     (SEE INSTRUCTIONS 5, 6 AND 7)
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     To be completed only if Exchange Notes exchanged for Existing Notes and untendered Existing Notes are to be sent to someone other than the undersigned, or to the undersigned, at an address other than that shown above
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Mail Exchange Note(s) and any untendered Existing Notes to:
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Name(s):
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                                            (please print)
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Address:
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                                                                                              (include Zip Code)
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Tax Identification or Social Security No.:
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                                                                 BOX 4
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                                                      USE OF GUARANTEED DELIVERY
                                                          (SEE INSTRUCTION 2)

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     To be completed only if Existing Notes are being tendered by means of a notice of guaranteed delivery.
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Name(s) of Registered Holder(s):
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Date of Execution of Notice of Guaranteed Delivery:

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Name of Institution which Guaranteed Delivery:
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                                                                 BOX 5
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                                                      USE OF BOOK-ENTRY TRANSFER
                                                          (SEE INSTRUCTION 1)

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     To be completed only if delivery of Tendered Notes is to be made by book entry transfer.
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Name of Tendering Institution:
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Account Number:

Transaction Code Number:

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                                                                 BOX 6
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                                                      TENDERING HOLDER SIGNATURE
                                                      (See Instructions 1 and 5)
                                               In Addition, Complete Substitute Form W-9
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X
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X
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                                      (Signature of Registered Holder(s) or Authorized Signatory)
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Note:  The above lines must be signed by the registered holder(s) of Existing Notes as their name(s) appear(s) on the Existing Notes or by persons(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of
Transmittal).  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must record his or her full title below. See Instruction 5.
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Name(s):
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Capacity:

Street Address:

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                                                                                              (include Zip Code)
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Area Code and Telephone Number:
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Tax Identification or Social Security Number:

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Signature Guarantee
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                                            (If required by Instruction 5)
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Authorized Signature
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Authorized Signature

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Name:
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                                                            (please print)
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Title:
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Name of Firm:
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                                     (Must be an Eligible Institution as defined in Instruction 2)
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Address:
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                                                          (include Zip Code)
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Area Code and Telephone Number:
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Dated:
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                                                                 BOX 7
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                                                         BROKER-DEALER STATUS
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       Check this box if the Beneficial Owner of the Existing Notes is a Participating Broker-Dealer and such Participating
       Broker-Dealer acquired the Existing Notes for its own account as a result of market-making activities or other trading activities.
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                                      PAYOR'S NAME: O'SULLIVAN INDUSTRIES, INC.
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--------------------------------------- ------------------------------------------------------------------------------
                                        Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below. See instructions if your name has changed.
SUBSTITUTE

Form W-9                                Address

                                        City, State and ZIP Code

                                        List account number(s) (optional)

--------------------------------------- ------------------------------------------------------------------------------
--------------------------------------- -------------------------------------------------------- ---------------------
Department of the                       Part 1 - PLEASE  PROVIDE YOUR  TAXPAYER  IDENTIFICATION    Social Security
Treasury                                NUMBER  ("TIN")  IN THE BOX AT  RIGHT  AND  CERTIFY  BY     Number or TIN
                                        SIGNING AND DATING BELOW

Internal Revenue Service
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                                        Part 2 - Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because
                                        (1) you are exempt from backup withholding, (2) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.
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--------------------------------------- -------------------------------------------------------- ---------------------
                                        CERTIFICATION--UNDER   THE  PENALTIES  OF  PERJURY,   I       Part 3 --
                                        CERTIFY THAT THE  INFORMATION  PROVIDED ON THIS FORM IS
                                        TRUE, CORRECT AND COMPLETE.                                  Awaiting TIN

                                        SIGNATURE _________________  DATE ___________

--------------------------------------- -------------------------------------------------------- ---------------------

NOTE:          FAILURE TO COMPLETE  AND RETURN  THIS FORM MAY RESULT IN BACKUP  WITHHOLDING  OF 28% OF ANY  PAYMENTS
               MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

                                                 INSTRUCTIONS TO LETTER OF TRANSMITTAL
                                               FORMING PART OF THE TERMS AND CONDITIONS
                                                         OF THE EXCHANGE OFFER

1.       Delivery of the Letter of Transmittal  and Notes. A properly  completed and duly executed copy of this Letter of  Transmittal, including  Substitute Form W-9, and any other documents  required by this Letter of Transmittal  must be received by the Exchange Agent at its address  herein,  and either  certificates  for Tendered  Notes must be received by the Exchange  Agent at its address herein or such Tendered  Notes must be  transferred  pursuant to the  procedures  for  book-entry  transfer  described in the  Prospectus  (and a confirmation of such transfer  received by the Exchange Agent),  in each case prior to 5:00 p.m., New York City time, on the Expiration
Date. The method of delivery of  certificates  for Tendered Notes,  this Letter of Transmittal and all other required  documents to the
Exchange  Agent is at the election and risk of the tendering  holder and the delivery  will be deemed made only when actually  received by the Exchange  Agent.  If delivery is by mail,  registered  mail with return receipt  requested,  properly  insured,  is recommended.
Instead of delivery by mail, it is  recommended  that the Holder use an overnight or hand delivery  service.  In all cases,  sufficient time should be allowed to assure timely  delivery.  No Letter of Transmittal  or Existing  Notes should be sent to the Issuer.  Neither the Issuer nor the registrar  are under any  obligation to notify any  tendering  holder of the Issuer's  acceptance of Tendered  Notes prior to the closing of the Exchange Offer.

2.       Guaranteed  Delivery  Procedures.  Holders  who  wish to  tender  their  Existing  Notes  but  whose  Existing  Notes  are not immediately  available,  and who cannot deliver their Existing Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration  Date must tender their Existing Notes  according to the guaranteed  delivery  procedures described below,  including  completion of Box 4. Pursuant to such procedures:  (i) such tender must be made by or through a firm which is a member of a recognized  Medallion  Program approved by the Securities  Transfer  Association Inc. (an "Eligible  Institution") and
the Notice of  Guaranteed  Delivery  must be signed by the holder;  (ii) prior to the  Expiration  Date,  the Exchange  Agent must have received from the holder and the Eligible  Institution a properly  completed and duly executed  Notice of Guaranteed  Delivery (by mail or hand delivery) setting forth the name and address of the holder,  the certificate  number(s) of the Tendered Notes and the principal amount of Tendered Notes,  stating that the tender is being made thereby and  guaranteeing  that,  within three New York Stock Exchange trading days after the Expiration  Date, this Letter of Transmittal  together with the  certificate(s)  representing the Existing Notes and any other  required  documents  will be deposited by the Eligible  Institution  with the Exchange  Agent;  and (iii) such  properly completed  and  executed  Letter of  Transmittal,  as well as all other  documents  required  by this  Letter  of  Transmittal  and the certificate(s)  representing  all Tendered  Notes in proper form for transfer,  must be received by the Exchange Agent within three New
York Stock Exchange  trading days after the Expiration  Date. Any holder who wishes to tender Existing Notes pursuant to the guaranteed delivery  procedures  described above must ensure that the Exchange Agent receives the Notice of Guaranteed  Delivery  relating to such
Existing Notes prior to 5:00 p.m. New York City time, on the Expiration Date.  Failure to complete the guaranteed  delivery  procedures outlined  above will not, of itself,  affect the validity or effect a revocation of any Letter of Transmittal  form properly  completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

3.       Beneficial Owner  Instructions to Registered  Holders.  Only a holder in whose name Tendered Notes are registered on the books of the registrar (or the legal  representative or  attorney-in-fact  of such registered  holder) may execute and deliver this Letter of
Transmittal.  Any  Beneficial  Owner of Tendered  Notes who is not the  registered  holder must arrange  promptly  with the  registered holder to execute and deliver this Letter of  Transmittal  on his or her behalf  through the execution  and delivery to the  registered holder of the  Instructions  to  Registered  Holder  and/or  Book-Entry  Transfer  Facility  Participant  from  Beneficial  Owner  form accompanying this Letter of Transmittal.

4.       Partial  Tenders.  Tenders of Existing  Notes will be accepted only in integral  multiples of $1,000 in principal  amount.  If less than the entire  principal  amount of Existing  Notes held by the holder is  tendered,  the  tendering  holder  should fill in the principal amount tendered in the column labeled  "Aggregate  Principal  Amount  Tendered" of the box entitled  "Description of Existing
Notes  Tendered" (Box 1) above.  The entire  principal  amount of Existing Notes delivered to the Exchange Agent will be deemed to have been tendered unless  otherwise  indicated.  If the entire  principal  amount of all Existing Notes held by the holder is not tendered, then Existing  Notes for the principal  amount of Existing  Notes not tendered and Exchange  Existing  Notes issued in exchange for any
Existing  Notes  tendered and  accepted  will be sent to the Holder at his or her  registered  address,  unless a different  address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

5.       Signatures  on the  Letter  of  Transmittal:  Bond  Powers  and  Endorsements;  Guarantee  of  Signatures.  If this  Letter of
Transmittal is signed by the registered  holder(s) of the Tendered Notes,  the signature must correspond with the name(s) as written on the face of the Tendered Notes without alteration, enlargement or any change whatsoever.

     If any of the  Tendered  Notes  are owned of  record  by two or more  joint  owners,  all such  owners  must  sign this  Letter of
Transmittal.  If any Tendered  Notes are held in different  names,  it will be necessary to complete,  sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Notes are held.

     If this Letter of  Transmittal  is signed by the  registered  holder(s) of Tendered  Notes,  and Exchange Notes issued in exchange therefor are to be issued (and any  untendered  principal  amount of Existing  Notes is to be  reissued) in the name of the  registered holder(s),  then such registered  holder(s) need not and should not endorse any Tendered  Notes,  nor provide a separate bond power. In any other case, such registered  holder(s) must either properly  endorse the Tendered Notes or transmit a properly  completed  separate bond power  with this  Letter of  Transmittal,  with the  signature(s)  on the  endorsement  or bond power  guaranteed  by an  Eligible
Institution.

     If this Letter of  Transmittal  is signed by a person other than the  registered  holder(s) of any Tendered  Notes,  such Tendered
Notes must be endorsed or accompanied  by  appropriate  bond powers,  in each case,  signed as the name(s) of the registered  holder(s)
appear(s) on the Tendered Notes, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Tendered Notes or bond powers are signed by trustees, executors,  administrators,  guardians, attorneys-in-  fact,  officers of  corporations,  or others acting in a fiduciary or  representative  capacity,  such persons should so indicate  when signing and,  unless waived by the Issuers,  evidence  satisfactory  to the Issuer of their  authority to so act must be submitted with this Letter of Transmittal.

     Endorsements  on Tendered  Notes or  signatures  on bond powers  required by this  Instruction 5 must be guaranteed by an Eligible
Institution.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible  Institution unless the Tendered Notes are tendered (i)
by a  registered  holder  who has not  completed  the box  entitled  "Special  Delivery  Instructions"  (Box 3) or (ii) by an  Eligible
Institution.

6.       Special  Delivery  Instructions.  Tendering  holders should  indicate,  in the applicable box (Box 3), the name and address to which the Exchange Notes and/or  substitute  Existing  Notes for principal  amounts not tendered or not accepted for exchange are to be sent,  if  different  from the name and  address of the  person  signing  this  Letter of  Transmittal.  In the case of  issuance  in a different name, the taxpayer identification or social security number of the person named must also be indicated.

7.       Transfer  Taxes.  The Issuer will pay all transfer  taxes,  if any,  applicable to the Exchange of Tendered  Notes pursuant to the Exchange  Offer.  If,  however,  a transfer  tax is imposed for any reason  other than the transfer and exchange of Tendered  Notes pursuant to the Exchange Offer,  then the amount of any such transfer taxes (whether  imposed on the registered  holder or on any other person) will be payable by the tendering  holder.  In addition,  holders who instruct us to register  Exchange  Notes in the name of or request  that  Existing  Notes not  tendered or not  accepted in the  Exchange  Offer be returned  to, a person other than a registered tendering  holder will be responsible  for the payment of any applicable  transfer tax on that transfer.  If  satisfactory  evidence of payment of such taxes or exemption  therefrom is not submitted with this Letter of Transmittal,  the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this  Instruction  7, it will not be necessary  for transfer tax stamps to be affixed to the Tendered  Notes listed in this Letter of Transmittal.

8.       Tax  Identification  Number.  Federal  income tax law requires that the holder(s) of any Tendered Notes which are accepted for exchange must provide the Issuer (as payor) with its correct  taxpayer  identification  number ("TIN"),  which, in the case of a holder who is an  individual,  is his or her social  security  number.  If the Issuer is not provided  with the correct TIN, the Holder may be subject to backup  withholding and a $50 penalty imposed by the Internal  Revenue Service.  (If withholding  results in an over-payment of taxes, a refund may be obtained.) Certain holders  (including,  among others, all corporations and certain foreign  individuals) are not subject to these backup withholding and reporting requirements.

     To prevent backup  withholding,  each holder of Tendered Notes must provide such holder's correct TIN by completing the Substitute
Form W-9  certifying  that the TIN provided is correct (or that such holder is awaiting a TIN),  and that (i) the holder is exempt from backup  withholding,  (ii) has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all  interest or dividend or (iii) the  Internal  Revenue  Service has notified the holder that such holder is no longer subject to backup withholding.

     The Issuer reserves the right in its sole  discretion to take whatever steps are necessary to comply with the Issuer's  obligation regarding backup withholding.

9.       Validity of Tenders.  All  questions  as to the  validity,  form,  eligibility  (including  time of receipt),  acceptance  and withdrawal of Tendered Notes will be determined by the Issuer in its sole discretion,  which  determination  will be final and binding.
The Issuer reserves the right to reject any and all Existing Notes not validly  tendered or any Existing Notes the Issuer's  acceptance of which would,  in the opinion of the Issuer or its counsel,  be unlawful.  The Issuer also reserves the right to waive any conditions of the Exchange  Offer or defects or  irregularities  in tenders of Existing Notes as to any  ineligibility  of any holder who seeks to tender  Existing Notes in the Exchange  Offer.  The  interpretation  of the terms and conditions of the Exchange Offer  (including this
Letter of  Transmittal  and the  instructions  hereto) by the Issuer  shall be final and binding on all  parties.  Unless  waived,  any defects or  irregularities  in connection with tenders of Existing Notes must he cured within such time as the Issuer shall  determine.
Neither the Issuer,  the Exchange Agent nor any other person shall be under any duty to give  notification of defects or irregularities with respect to tenders of Existing  Notes,  nor shall any of them incur any liability for failure to give such  notification.  Tenders of Existing  Notes will not be deemed to have been made until such defects or  irregularities  have been cured or waived.  Any Existing
Notes received by the Exchange Agent that are not properly tendered and as to which the defects or  irregularities  have not been cured or waived will be returned by the Exchange Agent to the tendering  holders,  unless  otherwise  provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

10.      Waiver of  Conditions.  The  Issuer  reserves  the  absolute  right to amend,  waive or modify  any of the  conditions  in the
Exchange Offer in the case of any Tendered Notes.

11.      No Conditional  Tender.  No  alternative,  conditional,  irregular,  or contingent  tender of Existing Notes or transmittal of this Letter of Transmittal will be accepted.

12.      Mutilated,  Lost,  Stolen or Destroyed Notes. Any tendering Holder whose Existing Notes have been mutilated,  lost,  stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

13.      Requests for Assistance or Additional  Copies.  Questions and requests for  assistance  and requests for additional  copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address  indicated  herein.  Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

14.      Acceptance of Tendered Notes and Issuance of Exchange  Notes,  Return of Existing  Notes.  Subject to the terms and conditions of the Exchange  Offer,  the Issuer will accept for exchange  all validly  tendered  Existing  Notes as soon as  practicable  after the
Expiration  Date and will issue  Exchange Notes therefor as soon as practicable  thereafter.  For purposes of the Exchange  Offer,  the
Issuer  shall be deemed to have  accepted  tendered  Existing  Notes  when,  as and if the  Issuer  has given  written  or oral  notice
(immediately  followed in writing)  thereof to the Exchange  Agent.  If any Tendered  Notes are not exchanged  pursuant to the Exchange
Offer for any reason,  such unexchanged  Existing Notes will be returned,  without expense,  to the undersigned at the address shown in
Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

15.      Withdrawal.  Tenders may be withdrawn  only  pursuant to the  procedures  in the  Prospectus  under the caption "The  Exchange
Offer."